Evergreen Utility and Telecommunications Fund: Annual Report as of October 31, 2002

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
23	INDEPENDENT AUDITORS’ REPORT
24	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen Utility and Telecommunications Fund, which covers the 12-month period ended October 31, 2002.

Market analysis

Over the course of the past 12 months, investors have confronted one of the most challenging periods in the history of the financial markets. A moderate emergence from recession for the United States economy was quelled in the equity markets due to rising corporate mistrust and fears of further terrorist acts and possible war with Iraq. The U.S. Treasury market managed healthy gains despite a return to federal budget deficits, yet other areas within the fixed income markets struggled. Global investors also faced challenges, as persistent weakness in Japan was met with growing fears of recession in several of Europe’s dominant economies. Even many diversified strategies failed to produce positive gains, yet their relative performance should provide a solid base for investors as global economies and markets regain momentum in the coming months.

The first challenge for equity investors over the 12-month period was the aftermath of September 11. After a significant sell-off, the equity markets soared in the fourth quarter of 2001. These gains were quickly erased, however, as solid economic growth in the first quarter failed to generate improved profits for U.S. corporations. This disappointment in earnings was corroborated by the escalation of the accounting scandals. The weaker than expected gross domestic product (GDP) growth in the second and third quarters did little to build confidence about corporate profitability. It does appear, though, that the bottoming process that began in July continues today. No single event will likely signal the low, but recent volume and price increases suggest more encouraging patterns going forward.

The struggles of the U.S. equity market within the past 12 months can be highlighted in specific sectors

LETTER TO SHAREHOLDERS continued

as well. Promising profit growth for technology at the beginning of the year, based largely on easy comparisons, proved ineffective as analyst estimates were revised downward throughout the course of the year. Traditional safety plays such as healthcare also struggled, as political controversies and a decline in new products reduced investor optimism. Utilities, another traditional beacon of comfort during tough times, also performed poorly as questionable pricing, accounting and energy trading practices combined to cause intense selling within the group.

As mentioned earlier, those investors employing more diversified strategies participated in relative outperformance, yet being “down less” offers little solace. We strongly believe, however, that diversification strategies over the long term should continue to benefit the patient investor. Asset allocation and diversification among asset classes and investment categories have provided investors with solid relative gains, and should dampen the wide swings of volatility that characterize more focused strategies.

International investors also experienced difficulties in the past year. Persistently weak domestic demand and the weaker U.S. dollar contributed to the already existing structural weakness in Japan. Other Asian economies, also heavily dependent on exports, enjoyed market gains at the beginning of the period, yet when profits from this optimism failed to materialize, many of the previous gains were lost. Weakness in the German and French economies set the stage for poor performance throughout Europe, and despite sporadic gains in the euro, bourses remained weak.

Looking ahead, we continue to project a moderate economic recovery in the U.S. with GDP growth in the range of 3% through 2003. Interest rates should remain near 40-year lows for at least the first half of next year, and low inflation and an improving job market should support overall growth. In this environment, we expect corporate profit growth to increase at a more historically average rate of approximately 7%, and potential fiscal changes could attract increased investment. The threat of war will likely prove a continued drag on the overall market, but any clarity on the uncertain geopolitical front could unleash some of the estimated $5 trillion currently sitting on the sidelines. As always, diversification

LETTER TO SHAREHOLDERS continued

should be a primary goal of all investors, and we believe opportunities for improvement exist as the global uncertainty wanes.

Diversification remains important

An environment like the past 12 months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of October 31, 2002

“Our approach in managing the fund this year was to adopt a relatively conservative and risk averse posture and focus on capital preservation and generation of sustainable income.”

MANAGEMENT TEAM

Timothy P. O’Brien, CFA
Value Equity Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 1/4/1994
	Class A	Class B	Class C	Class I
Class Inception Date	1/4/1994	1/4/1994	9/2/1994	2/28/1994

Average Annual Return*

1 year with sales charge	-27.98%	-27.92%	-25.59%	N/A

1 year w/o sales charge	-23.57%	-24.22%	-24.11%	-23.38%

5 year	-2.63%	-2.46%	-2.19%	-1.23%

Since Portfolio Inception	2.94%	2.86%	2.92%	3.88%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
		Front End	CDSC	CDSC

30-day SEC Yield	2.25%	1.67%	1.67%	2.63%

12-month income dividends per share	$0.25	$0.19	$0.19	$0.27

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Classes C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower while returns for Class I would have been higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, the returns would have been lower.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Utility and Telecommunications Fund Class A shares,1 versus the Standard & Poor’s 500 Index (S&P 500), the Standard & Poor’s Utility Index (S&P Utilities) and the Consumer Price Index (CPI).

The S&P 500 and S&P Utilities are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Small capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

All data is as of October 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -23.57% for the 12-month period ended October 31, 2002, excluding any applicable sales charges. During the same period, the Standard & Poor’s 500 Index (S&P 500) returned -15.11%, the Standard & Poor’s Utility Index returned -36.36%, and the median return of funds in the Lipper Utility Funds Classification was -24.63%. Lipper Inc. is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 10/31/2002)

Total Net Assets	$212,319,515

Number of Holdings	55

Beta*	0.80

R-squared*	0.58

P/E Ratio	13.8x

*As of 9/30/2002

What was the investment environment like for utility and telecommunications stocks?

The utility and telecommunications services industries both were mired in deep cyclical declines. The larger utility companies wanted to be big energy merchants and traders, like Enron, and the telecommunications services companies wanted to be high growth integrated network operators, like WorldCom. By the time that Enron and WorldCom were revealed to be pretenders, with their financials restated and their senior officers on their way to prison, a lot of damage had been done to the “wannabes” and their investors. Excessive speculative investment in electricity generation, merchant trading platforms, and fiber optic networks had been made, much of it financed with debt. The result was excess capacity, deteriorating pricing, shrinking profit margins, and collapsing stock prices. Utility and telecommunications stocks were among the worst performers in both 2001 and 2002.

TOP 5 INDUSTRIES
(as a percentage of 10/31/2002 net assets)

Electric Utilities	50.6%

Diversified Telecommunication Services	17.8%

Gas Utilities	13.9%

Multi-Utilities	7.4%

Water Utilities	2.1%

How did you manage the fund in this environment?

We made significant changes to the portfolio during the period. Our approach was to adopt a relatively conservative and risk-averse posture and focus on capital preservation and generation of sustainable income. We carried a relatively high level of cash during the period and focused our investments increasingly on electricity and gas distribution companies and local exchange telephone companies. We generally underplayed electricity generators, traders and merchants, gas pipelines, and long distance and wireless companies. We added a modest position in foreign utilities, mostly in Europe, where competitive pressures are more moderate. This approach succeeded in partially mitigating the impact of the current cyclical downturn in the United States.

PORTFOLIO MANAGER INTERVIEW continued

TOP 10 HOLDINGS
(as a percentage of 10/31/2002 net assets)

Energy East Corp.	6.5%

Dominion Resources, Inc.	4.3%

Cinergy Corp.	4.0%

SBC Communications, Inc.	3.9%

ALLTEL Corp.	3.8%

Verizon Communications, Inc.	3.6%

Entergy Corp.	3.3%

Keyspan Corp.	3.2%

Wisconsin Energy Corp.	3.1%

Oneok, Inc.	2.9%

What is your outlook over the next 12 months?

Going forward, we are cautiously optimistic. With the utility and telecom stocks trading at multiyear lows and with relative valuations at their lowest level in many years, we believe it is increasingly unlikely that these stocks will continue to disappoint. Utility companies have, over the past decade, traded at about 65% of the market multiple and currently trade at about 45% of the S&P 500 price/earnings ratio. At the same time, as utility companies withdraw from the troubled competitive businesses to refocus on their traditional role of providing reliable service at reasonable rates and earning consistent returns, a lot of the operating risk is being taken out of the companies. The telecommunications companies will face less intense competitive pressures going forward as they receive some regulatory relief and as they benefit from the demise of many of their most fierce competitors.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended October 31,			Year Ended July 31,
	2002	2001	2000[1]	2000	1999	1998
CLASS A
Net asset value, beginning of period	$8.66	$14.69	$13.96	$12.85	$11.76	$11.45
Income from investment operations
Net investment income	0.25	0.40	0.09	0.35	0.42	0.43
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-2.26	-5.00	0.72	2.29	2.37	1.44
Total from investment operations	-2.01	-4.60	0.81	2.64	2.79	1.87

Distributions to shareholders from
Net investment income	-0.25	-0.38	-0.08	-0.35	-0.42	-0.44
Net realized gains	0	-1.05	0	-1.18	-1.28	-1.12
Total distributions to shareholders	-0.25	-1.43	-0.08	-1.53	-1.70	-1.56

Net asset value, end of period	$6.40	$8.66	$14.69	$13.96	$12.85	$11.76
Total return[2]	-23.57%	-34.00%	5.76%	21.75%	26.05%	17.30%
Ratios and supplemental data
Net assets, end of period (thousands)	$143,567	$218,603	$327,067	$299,675	$108,411	$95,300
Ratios to average net assets
Expenses[3]	1.16%	1.10%	1.09%[4]	1.06%	1.03%	0.99%
Net investment income	3.26%	3.20%	2.50%[4]	2.41%	3.60%	3.58%
Portfolio turnover rate	304%	83%	28%	66%	46%	62%

1.  For the three months ended October 31, 2000. The fund changed its fiscal year end from July 31 to October 31, effective October 31, 2000.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended October 31,			Year Ended July 31,
	2002	2001	2000[1]	2000	1999	1998
CLASS B
Net asset value, beginning of period	$8.67	$14.70	$13.97	$12.86	$11.76	$11.46
Income from investment operations
Net investment income	0.19	0.29	0.06	0.24	0.34	0.34
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-2.27	-4.97	0.72	2.29	2.37	1.44
Total from investment operations	-2.08	-4.68	0.78	2.53	2.71	1.78

Distributions to shareholders from
Net investment income	-0.19	-0.30	-0.05	-0.24	-0.33	-0.36
Net realized gains	0	-1.05	0	-1.18	-1.28	-1.12
Total distributions to shareholders	-0.19	-1.35	-0.05	-1.42	-1.61	-1.48

Net asset value, end of period	$6.40	$8.67	$14.70	$13.97	$12.86	$11.76
Total return[2]	-24.22%	-34.47%	5.56%	20.79%	25.23%	16.31%
Ratios and supplemental data
Net assets, end of period (thousands)	$59,748	$125,540	$157,985	$110,460	$54,839	$43,776
Ratios to average net assets
Expenses[3]	1.90%	1.85%	1.84%[4]	1.80%	1.77%	1.74%
Net investment income	2.53%	2.45%	1.71%[4]	1.76%	2.85%	2.82%
Portfolio turnover rate	304%	83%	28%	66%	46%	62%

1.  For the three months ended October 31, 2000. The fund changed its fiscal year end from July 31 to October 31, effective October 31, 2000.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended October 31,			Year Ended July 31,
	2002	2001	2000[1]	2000	1999	1998
CLASS C
Net asset value, beginning of period	$8.67	$14.71	$13.98	$12.86	$11.76	$11.46
Income from investment operations
Net investment income	0.19	0.29	0.06	0.24	0.34	0.34
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-2.26	-4.98	0.72	2.30	2.37	1.44
Total from investment operations	-2.07	-4.69	0.78	2.54	2.71	1.78

Distributions to shareholders from
Net investment income	-0.19	-0.30	-0.05	-0.24	-0.33	-0.36
Net realized gains	0	-1.05	0	-1.18	-1.28	-1.12
Total distributions to shareholders	-0.19	-1.35	-0.05	-1.42	-1.61	-1.48

Net asset value, end of period	$6.41	$8.67	$14.71	$13.98	$12.86	$11.76
Total return[2]	-24.11%	-34.52%	5.55%	20.88%	25.23%	16.31%
Ratios and supplemental data
Net assets, end of period (thousands)	$8,368	$12,853	$14,497	$9,589	$879	$486
Ratios to average net assets
Expenses[3]	1.91%	1.85%	1.84%[4]	1.82%	1.77%	1.74%
Net investment income	2.52%	2.45%	1.71%[4]	1.77%	2.74%	2.82%
Portfolio turnover rate	304%	83%	28%	66%	46%	62%

1.  For the three months ended October 31, 2000. The fund changed its fiscal year end from July 31 to October 31, effective October 31, 2000.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended October 31,			Year Ended July 31,
	2002	2001	2000[1]	2000	1999	1998
CLASS I2
Net asset value, beginning of period	$8.66	$14.69	$13.96	$12.86	$11.77	$11.46
Income from investment operations
Net investment income	0.28	0.45	0.10	0.38	0.49	0.46
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-2.27	-5.02	0.71	2.28	2.33	1.45
Total from investment operations	-1.99	-4.57	0.81	2.66	2.82	1.91

Distributions to shareholders from
Net investment income	-0.27	-0.41	-0.08	-0.38	-0.45	-0.48
Net realized gains	0	-1.05	0	-1.18	-1.28	-1.12
Total distributions to shareholders	-0.27	-1.46	-0.08	-1.56	-1.73	-1.60

Net asset value, end of period	$6.40	$8.66	$14.69	$13.96	$12.86	$11.77
Total return	-23.38%	-33.84%	5.82%	21.98%	26.35%	17.60%
Ratios and supplemental data
Net assets, end of period (thousands)	$637	$1,135	$2,634	$2,630	$2,123	$1,695
Ratios to average net assets
Expenses[3]	0.91%	0.84%	0.84%[4]	0.79%	0.77%	0.74%
Net investment income	3.53%	3.46%	2.76%[4]	2.78%	3.92%	3.82%
Portfolio turnover rate	304%	83%	28%	66%	46%	62%

1.  For the three months ended October 31, 2000. The fund changed its fiscal year end from July 31 to October 31, effective October 31, 2000.

2.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2002

	Shares	Value

COMMON STOCKS 79.4%
TELECOMMUNICATION SERVICES 18.3%
Diversified Telecommunication Services 17.8%
ALLTEL Corp.	160,000	$ 7,984,000
AT&T Corp.	350,000	4,564,000
BellSouth Corp.	220,000	5,753,000
SBC Communications, Inc.	320,000	8,211,200
Swisscom AG, ADR	60,000	1,764,000
Telephone & Data Systems, Inc.	40,000	2,036,000
Verizon Communications, Inc.	200,000	7,552,000
37,864,200
Wireless Telecommunications Services 0.5%
AT&T Wireless Services, Inc. *	150,000	1,030,500
UTILITIES 61.1%
Electric Utilities 39.3%
Allete, Inc.	100,000	2,142,000
Ameren Corp.	150,000	6,060,000
Centerpoint Energy, Inc.	200,000	1,416,000
Dominion Resources, Inc.	189,500	9,096,000
DQE, Inc.	280,000	4,463,200
DTE Energy Co.	100,000	4,509,000
Elec De Portugal	75,000	114,149
Entergy Corp.	160,000	7,054,400
Florida Public Utilities Co.	500	6,800
FPL Group, Inc.	80,000	4,718,400
Maine Public Service Co.	11,900	318,325
MGE Energy, Inc.	22,000	592,900
National Grid Transco Plc	468,750	3,334,332
NSTAR	90,000	3,775,500
Pepco Holdings, Inc.	100,000	2,070,000
PPL Corp.	100,000	3,461,000
Progress Energy, Inc.	100,000	4,172,000
Reliant Resources, Inc. *	59,145	111,193
Scana Corp.	160,500	4,683,390
Scottish and Southern Energy Plc	250,000	2,477,910
Scottish Power Plc	400,000	2,194,943
TECO Energy, Inc. (p)	150,000	2,220,000
TXU Corp.	100,000	1,435,000
Unisource Energy Corp.	345,000	5,713,200
Viridian Group Plc	75,000	603,844
Wisconsin Energy Corp.	290,000	6,664,200
83,407,686
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Shares	Value

COMMON STOCKS (continued)
UTILITIES (continued)
Gas Utilities 12.3%
AGL Resource, Inc. (p)	120,000	$ 2,820,000
Centrica Plc	450,000	1,280,384
Chesapeake Utilities Corp.	5,000	92,450
El Paso Corp.	75,000	581,250
Energen Corp.	200,000	5,580,000
Keyspan Corp.	110,000	4,018,300
National Fuel Gas Co.	130,000	2,622,100
Oneok, Inc.	325,100	6,157,394
Peoples Energy Corp.	50,000	1,817,500
Southwestern Energy Co. *	100,000	1,124,000
26,093,378
Multi-Utilities 7.4%
Energy East Corp. (p)	645,000	13,738,500
Questar Corp.	75,000	1,935,000
15,673,500
Water Utilities 2.1%
Artesian Resources Corp., Class A (p)	1,500	41,775
Pennichuck Corp. (p)	22,000	648,780
Philadelphia Suburban Corp.	175,000	3,760,750
4,451,305
Total Common Stocks		168,520,569
CONVERTIBLE PREFERRED STOCKS 12.1%
UTILITIES 12.1%
Electric Utilities 10.5%
Cinergy Corp., 9.50%, 02/16/2005	160,000	8,449,600
FPL Group, Inc., 8.00%, 02/16/2006	48,400	2,574,880
Keyspan Corp., 8.75%, 05/16/2005	130,000	6,817,200
Public Service Enterprise Group, 10.25%, 11/16/2005	95,100	4,432,611
22,274,291
Gas Utilities 1.6%
Sempra Energy, 8.50%, 05/17/2005	156,000	3,533,400
Total Convertible Preferred Stocks		25,807,691
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Shares	Value

PREFERRED STOCKS 0.8%
UTILITIES 0.8%
Electric Utilities 0.8%
Aquila, Inc., 7.875% 03/01/2032	99,000	$ 1,683,000
SHORT-TERM INVESTMENTS 12.8%
MUTUAL FUND SHARES 12.8%
Evergreen Institutional Money Market Fund (o)	19,391,682	19,391,682
Navigator Prime Portfolio (pp)	7,735,264	7,735,264
Total Short-Term Investments		27,126,946
Total Investments (cost $211,643,755) 105.1%		223,138,206
Other Assets and Liabilities (5.1%)		(10,818,691)
Net Assets 100.0%		$ 212,319,515

Symbol	Description
*	Non-income producing security
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations
ADR	American Depository Receipt
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

Assets
Identified cost of securities	$ 211,643,755
Net unrealized gains on securities	11,494,451

Market value of securities	223,138,206
Receivable for Fund shares sold	182,133
Dividends and interest receivable	799,249
Prepaid expenses and other assets	23,450

Total assets	224,143,038

Liabilities
Distributions payable	88,296
Payable for securities purchased	3,517,424
Payable for Fund shares redeemed	364,171
Payable for securities on loan	7,735,264
Advisory fee payable	11
Distribution Plan expenses payable	2,850
Due to other related parties	582
Accrued expenses and other liabilities	114,925

Total liabilities	11,823,523

Net assets	$ 212,319,515

Net assets represented by
Paid-in capital	$ 430,659,173
Overdistributed net investment income	(59,570)
Accumulated net realized losses on securities and foreign currency related transactions	(229,774,563)
Net unrealized gains on securities and foreign currency related transactions	11,494,475

Total net assets	$ 212,319,515

Net assets consists of

Class A	$ 143,566,526
Class B	59,747,853
Class C	8,367,856
Class I	637,280

Total net assets	$ 212,319,515

Shares outstanding
Class A	22,427,659
Class B	9,328,746
Class C	1,305,528
Class I	99,523

Net asset value per share
Class A	$ 6.40
Class A - Offering price (based on sales charge of 5.75%)	$ 6.79
Class B	$ 6.40
Class C	$ 6.41
Class I	$ 6.40

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2002

Investment income
Dividends (net of foreign withholding taxes of $41,317)	$ 11,585,084
Interest	1,040,330

Total investment income	12,625,414

Expenses
Advisory fee	1,198,996
Distribution Plan expenses
Class A	456,990
Class B	913,912
Class C	104,522
Administrative services fees	285,475
Transfer agent fee	1,944,399
Trustees’ fees and expenses	6,968
Printing and postage expenses	137,773
Custodian fee	82,745
Registration and filing fees	121,602
Professional fees	24,759
Other	5,168

Total expenses	5,283,309
Less: Expense reductions	(2,692)
Fee waivers and expense reimbursements	(1,219,103)

Net expenses	4,061,514

Net investment income	8,563,900

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized losses on:
Securities	(191,010,850)
Foreign currency related transactions	(24,922)

Net realized losses on securities and foreign currency related transactions	(191,035,772)
Net change in unrealized gains or losses on securities and foreign currency related transactions	105,479,368

Net realized and unrealized losses on securities and foreign currency related transactions	(85,556,404)

Net decrease in net assets resulting from operations	$ (76,992,504)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2002		2001

Operations
Net investment income		$ 8,563,900		$ 13,772,117
Net realized losses on securities and foreign currency related transactions		(191,035,772)		(38,797,717)
Net change in unrealized gains or losses on securities and foreign currency related transactions		105,479,368		(163,341,821)

Net decrease in net assets resulting from operations		(76,992,504)		(188,367,421)

Distributions to shareholders from
Net investment income
Class A		(5,968,498)		(9,564,985)
Class B		(2,268,845)		(4,202,437)
Class C		(264,822)		(417,524)
Class I*		(29,244)		(65,774)
Net realized gains
Class A		0		(23,550,373)
Class B		0		(11,774,351)
Class C		0		(1,109,210)
Class I*		0		(170,872)

Total distributions to shareholders		(8,531,409)		(50,855,526)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	983,778	7,409,811	3,476,218	41,809,028
Class B	622,776	4,905,492	5,495,129	68,833,841
Class C	432,700	3,349,544	928,204	11,380,355
Class I*	6,200	45,575	31,167	385,938

		15,710,422		122,409,162

Net asset value of shares issued in reinvestment of distributions
Class A	710,314	5,286,414	2,438,930	30,039,794
Class B	284,497	2,137,532	1,235,959	15,219,138
Class C	31,154	231,762	111,356	1,370,447
Class I*	1,924	14,383	15,635	197,010

		7,670,091		46,826,389

Automatic conversion of Class B
shares to Class A shares
Class A	1,561,893	12,670,700	154,818	1,838,385
Class B	(1,561,813)	(12,670,700)	(154,779)	(1,838,385)

		0		0

Payment for shares redeemed
Class A	(6,063,683)	(45,175,921)	(3,096,166)	(35,237,795)
Class B	(4,500,622)	(33,321,014)	(2,839,892)	(31,582,384)
Class C	(640,048)	(4,857,349)	(543,217)	(6,108,394)
Class I*	(39,570)	(314,355)	(95,123)	(1,135,939)

		(83,668,639)		(74,064,512)

Net increase (decrease) in net assets resulting from capital share transactions		(60,288,126)		95,171,039

Total decrease in net assets		(145,812,039)		(144,051,908)
Net assets
Beginning of period		358,131,554		502,183,462

End of period		$ 212,319,515		$ 358,131,554

Undistributed (overdistributed) net investment income		$ (59,570)		$ 63,510

*Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Utility and Telecommunications Fund (the “Fund”) is a non-diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

NOTES TO FINANCIAL STATEMENTS continued

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid an annual fee of 0.42% of the Fund’s average daily net assets.

During the year ended October 31, 2002 , the investment advisor waived its fees and reimbursed expenses in the amount of $1,198,996 and $20,107, respectively, which represents 0.42% and 0.01%, respectively, of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2002, the transfer agent fee was equivalent to an annual rate of 0.68% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended October 31, 2002, the Fund paid brokerage commissions of $1,125,528 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $802,319,566 and $830,625,908, respectively, for the year ended October 31, 2002.

The Fund loaned securities during the year ended October 31, 2002 to certain brokers. At October 31, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $7,300,920 and $7,735,264, respectively. During the year ended October 31, 2002, the Fund earned $105,548 in income from securities lending.

On October 31, 2002, the aggregate cost of securities for federal income tax purposes was $217,917,303. The gross unrealized appreciation and depreciation on securities based on tax cost was $8,765,752 and $3,544,849, respectively, with a net unrealized appreciation of $5,220,903.

As of October 31, 2002, the Fund had $223,501,015 in capital loss carryovers for federal income tax purposes with $31,024,182 expiring in 2009, $192,476,833 expiring in 2010.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

NOTES TO FINANCIAL STATEMENTS continued

During the year ended October 31, 2002, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Overdistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryover

$59,570	$5,220,903	$223,501,015

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid for the year ended October 31, 2002 was $8,587,009 of ordinary income.

8. SUBSEQUENT DISTRIBUTIONS

On November 29, 2002, the Fund declared distributions from net investment income of $0.0199 per share for Class A, $0.0158 per share for Classes B and C and $0.0213 per share for Class I, payable on December 2, 2002 to shareholders of record on November 27, 2002. These distributions are not reflected in the accompanying financial statements.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $2,692, which represents 0.00% of its average daily net assets.

10. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended October 31, 2002, the Fund had no borrowings under this agreement.

NOTES TO FINANCIAL STATEMENTS continued

12. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

13. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities.

Prior to November 1, 2001, the Fund was already complying with the accounting practice of accreting discounts on its fixed-income securities. The Fund began the accounting practice of amortizing premiums on November 1, 2001, although it did not hold any fixed-income securities. As a result, there is no cumulative effect to the financial statements as a result of implementing the new accounting policy. There is also no impact to current year financial statements.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Utility and Telecommunications Fund, a portfolio of Evergreen Equity Trust, as of October 31, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Utility and Telecommunications Fund as of October 31, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 6, 2002

ADDITIONAL INFORMATION (unaudited)

Federal Tax Distributions

For corporate shareholders, 99.87% of ordinary income dividends paid during the fiscal year ended October 31, 2002 for the Fund qualified for the dividends received deduction.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564349 12/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034